Consolidated Balance Sheets (Parentheticals) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
restricted cash	$ 18	$ 3
net allowance for doubtful accounts	$ 17	$ 19
Common Stock
par value	$ 0.01	$ 0.01
shares authorized	300,000,000	300,000,000
shares issued	170,605,906	170,605,906
shares outstanding	82,556,847	82,556,847
Treasury stock, shares	88,049,059	88,049,059